UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2014

STRATEGIC MINING CORP.
(Exact name of registrant as specified in its charter)

Wyoming	000-53961	88-0432539
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

36 Toronto Street, Suite 1170 Toronto, A6 MSC 2C5
(Address of Principal Executive Offices)

(416) 865-3391
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 27, 2014, Strategic Mining Corp. (the “Company”) was informed that, effective March 31, 2014, Gil Steedley will resign from his positions as Chief Executive Officer and director of the Company, and all other positions to which he may have been assigned, regardless of whether he served in such capacity. The resignation is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

17.1	Letter of Resignation from Gil Steedley, dated March 27, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEGIC MINING CORP.

Date: April 22, 2014	By:	/s/ Gil Steedley
Gil Steedley
Chief Executive Officer